                                                                    Exhbit 10.57

                      ACCELERATION AND EXCHANGE AGREEMENT


     This ACCELERATION AND EXCHANGE AGREEMENT is made as of the 5th day of June, 1997 (this "Agreement"), among THE GRAND UNION COMPANY, a Delaware corporation (the "Company"), TREFOIL CAPITAL INVESTORS II, L.P., a Delaware limited partnership ("Trefoil"), and GE Investment Private Placement Partners II, A Limited

Partnership, a Delaware limited partnership ("GEI") (GEI together with Trefoil, the "Purchasers").

                               WITNESSETH:

     WHEREAS, pursuant to a Stock Purchase Agreement, dated as of July 30, 1996, as amended by Amendment No. 1 thereto dated as of March 20, 1997, among the Company and the Purchasers (as so amended, the "Purchase Agreement"), the Company has agreed to sell to the Purchasers, and the Purchasers have agreed to purchase from the Company, 2,000,000 shares of the Company's Class A Convertible Preferred Stock, par value $1.00 per share, issuable in denominations of $50 stated value per share (the "Class A Preferred Shares");

     WHEREAS, the Company and the Purchasers desire, on the terms and subject to the conditions set forth herein, to accelerate the Fourth Closing and the Fifth Closing (as such terms are defined in the Purchase Agreement); and

     WHEREAS, in order to induce the Purchasers to accelerate the Fourth Closing and the Fifth Closing, the Company and the Purchasers have agreed to certain other arrangements set forth herein;

     NOW, THEREFORE, in consideration of the premises, obligations and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

                                 ARTICLE 1

                     ACCELERATION AND EXCHANGE; CLOSINGS

     Section 1.1 Definitions. Certain capitalized terms used in this Agreement have the meanings set forth, or referred to, in Sections 8.1 and
8.2 hereof.

     Section 1.2 Purchase and Sale of Class A Preferred Shares. On the terms and subject to the conditions set forth herein, the purchase and sale of the 800,000 Class A Preferred Shares to have occurred pursuant to the Purchase Agreement at the Fourth Closing and the Fifth Closing (the "Accelerated Shares") shall be accelerated, as contemplated pursuant to
Section 5.15(b)(1) of the Purchase Agreement. At the Class A Closing (as hereinafter defined), the Company shall, in accordance with and pursuant to the Purchase Agreement, sell, assign, transfer, convey and deliver to each of the Purchasers, and each of the Purchasers shall purchase, acquire and accept, one-half of the Accelerated Shares. At the Class A Closing, the Company shall deliver to the Purchasers, against payment therefor as provided herein, certificates representing the Accelerated Shares, in such denominations as shall be requested by the Purchasers no less than one Business Day prior to the Class A Closing Date.

     Section 1.3 Purchase Price for Shares. The Purchase Price (as defined in the Purchase Agreement) shall be paid to the Company at the Class A Closing, against receipt of the Accelerated Shares, by wire transfer of immediately available funds to an account designated by the Company in writing at least two (2) days prior to the Class A Closing Date.

     Section 1.4 Other Deliveries. At the Class A Closing, the parties shall deliver executed copies of the other documents and instruments required by Article 5 and such other documents and instruments as shall be reasonably requested by any of the parties hereto.

     Section 1.5. The Exchange. On the terms and subject to the conditions set forth in this Agreement, at the Exchange Closing (as hereinafter defined):

          (a) the Company shall issue and deliver to each of the Purchasers four hundred thousand (400,000) Class B Preferred Shares. The Company shall deliver to the Purchasers certificates representing the Class B Preferred Shares to which the Purchasers are entitled in accordance with this Section, in such denominations as shall be requested by the Purchasers no less than one Business Day prior to the Exchange Closing Date; and

          (b) following delivery by the Company of certificates representing the number of shares of Class B Preferred Shares to which the Purchasers are entitled pursuant to clause (a) of this Section, each of the Purchasers shall assign, transfer, and convey to the Company the four hundred thousand (400,000) Class A Preferred Shares acquired at the Class A Closing. The Purchasers shall deliver at the Closing certificates representing such shares, duly endorsed in blank or accompanied by stock powers duly endorsed in blank.

The transactions contemplated by this Section are referred to herein as the "Exchange."

     Section 1.6 Consummation of the Sale of the Accelerated Shares and the Exchange. The sale of the Accelerated Shares (the "Class A Closing") will be consummated at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York, on June 16, 1997, or such other date prior to July 1, 1997 as the parties hereto shall mutually agree (the "Class A Closing Date"), unless this Agreement has been earlier terminated in accordance with its terms. The Exchange (the "Exchange Closing") will be consummated at the same place as the Class A Closing, commencing immediately following the completion of the Class A Closing on the Class A Closing Date (the "Exchange Closing Date").

     Section 1.7. The Reset Closing. On the Reset Date (as defined in the Certificate of Designation):

          (a) The Company shall issue to each of the Purchasers (the "Reset Shares") a number of shares of the Company's Common Stock, par value $1.00 per share (the "Common Stock") equal to one half of the aggregate number of Reset Shares, determined in accordance with the following formula, rounded, in the case of a fractional result, to the nearest whole share:

          Aggregate
          Number of       =    RCP - $1.50      X      2,000,000 shares
                    ----------------
          Reset Shares       $3.25 - $1.50             of Common Stock

where "RCP" means the Conversion Price of the Class B Preferred Shares on the Reset Date.

          (b) The delivery of the Reset Shares (the "Reset Closing") will be consummated at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York, on the Reset Date (the "Reset Closing Date"). At the Reset Closing, the Company shall deliver to the Purchasers certificates representing the Reset Shares to which the Purchasers are entitled in accordance with this Section, in such denominations as shall be requested by the Purchasers no less than one Business Day prior to the Reset Date.

                                   ARTICLE 2

               REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Section 2.1. Organization and Qualification; Subsidiaries. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Company's subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

     Section 2.2. Certificate of Incorporation and By-Laws. The Company's Certificate of Incorporation and By-Laws as most recently restated and subsequently amended to date are in full force and effect. The Company is not in violation of any of the provisions of its Certificate of Incorporation or By-Laws.

     Section 2.3.   Capitalization.

          (a) On or prior to the Exchange Closing Date, the Certificate of Designation will have been duly adopted and filed with the Secretary of State of Delaware. The Class B Preferred Shares when issued on the Exchange Closing Date will be validly issued, fully paid and nonassessable.

          (b) On or prior to the Exchange Closing Date (i) the number of shares of Common Stock equal to the number of such shares issuable upon the conversion of all Class A Preferred Shares and Class B Preferred Shares (the "Conversion Shares"), subject to paragraph (c) of this Section 2.3, shall have been reserved for issuance upon such conversion and (ii) 2,000,000 shares of Common Stock shall have been reserved for issuance pursuant to Section 1.7 hereof. All shares of Common Stock, including the Conversion Shares and the Reset Shares, subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, subject to paragraph (c) of this Section 2.3, validly issued, fully paid and nonassessable.

          (c)  The representations set forth in paragraph (b) of this Section
2.3 assume that if the total number of Common Shares reserved for issuance or issued as (i) Reset Shares, plus (ii) Conversion Shares (including Conversion Shares in respect of additional shares of Class A Preferred Shares and Class B Preferred Shares paid as dividends on the Class A Preferred Shares and Class B Preferred Shares), plus (iii) shares of Common Stock paid as dividends on the Class A Preferred Shares and Class B Preferred Shares, plus
(iv) 900,000 shares of Common Stock issued or to be issued upon exercise of certain warrants pursuant to the Warrant Agreement, dated as of June 15, 1995, between the Company and American Stock Transfer & Trust Company, plus
(v) 1,000,000 shares of Common Stock issued or to be issued upon exercise of options granted under the Company's 1995 Equity Incentive Option Plan or the Company's 1995 Non-Employee Directors' Stock Option Plan, shall exceed 50,000,000 (plus any shares of Common Stock reacquired by the Company and canceled), then the Company shall use its best efforts to cause an amendment to the Company's Certificate of Incorporation, increasing the number of authorized shares of authorized Common Stock pursuant to its Certificate of Incorporation at least to the extent of such excess, to be properly authorized, approved, adopted, filed, and made effective.

     Section 2.4. Authority Relative to this Agreement. The Company has all necessary corporate power and authority to execute and deliver this Agreement, the Certificate of Designation, and the Registration Rights Amendment (collectively, the "Transaction Documents") and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of each of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company are necessary to authorize the Transaction Documents or to consummate the transactions so contemplated, other than as contemplated by
Section 4.1. The Special Committee (the "Special Committee") of the Board of Directors (all of such committee members being Disinterested Directors) and the Board of Directors of the Company have each determined that it is advisable and in the best interest of the holders of the Company's Common Stock for the Company to consummate the transactions contemplated by this Agreement upon the terms and subject to the conditions herein. Each of this Agreement and each of the other Transaction Documents has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Purchasers, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     Section 2.5.   No Conflict; Required Filings and Consents.

     (a) The execution and delivery of the Transaction Documents by the Company do not, and the performance of the Transaction Documents by the Company and the consummation of the transactions contemplated hereby and thereby will not: (i) conflict with or violate the Certificate of Incorporation or By-Laws of the Company; (ii) conflict with or violate any federal, foreign, state or provincial law, rule, regulation, order, judgment or decree (collectively, "Laws") applicable to the Company or any of its subsidiaries or by which its or any of their respective properties are bound or affected; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default under), or impair the

Company's or any of its subsidiaries' rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of the Company or any of its subsidiaries pursuant to, (x) any note, bond, mortgage, indenture, real property lease or other material lease, or (y) any material contract, agreement, license, permit, franchise or other instrument or obligation, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or its or any of their respective properties are bound or affected or (iv) assuming compliance with Sections
4.4 and 4.5 hereof, conflict with or violate the Company's obligations under Rule 4460(i) of the NASDAQ Stock Market Rules (the "NASDAQ Rules") of the NASDAQ Stock Market (the "NASDAQ") or otherwise require the vote or consent of the holders of the Company's Common Stock, except as required by Section 3(a) of the Certificate of Designation.

     (b) The execution and delivery of the Transaction Documents by the Company does not, and the performance of the Transaction Documents by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any federal, foreign, state or provincial governmental or regulatory authority except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act, and Blue Sky Laws, (ii) as contemplated by Section 4.2, and (iii) for any consent, approval, authorization or permit of, or filing with or notification to, any other federal, foreign, state or provincial governmental or regulatory authority which will be obtained, filed or provided, as the case may be, prior to the Exchange Closing.

     Section 2.6. Absence of Litigation. There are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company before any federal, foreign, state or provincial court, arbitrator or administrative, governmental or regulatory authority or body relating to this Agreement or the transactions contemplated by the Transaction Documents or the Purchase Agreement.

     Section 2.7. Opinion of Financial Advisor. The Special Committee has received from its financial advisor, Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), its written opinion (the "Fairness Opinion"), in the form previously delivered to the Purchasers.

     Section 2.8. Brokers. Except for fees payable to DLJ pursuant to the terms of that certain engagement letter dated May 22, 1997, between the Company and DLJ, a true and complete copy of which has been provided to the Purchasers prior to the date hereof, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or its subsidiaries or affiliates, whether pursuant to the letter dated January 17, 1996 between DLJ and the Company, in the form filed as Exhibit 10.28 to the Company's annual report on Form 10-K for the fiscal year ended March 30, 1996 (the "DLJ Engagement Letter") or otherwise. The Company has obtained from DLJ an executed DLJ Waiver Letter and has delivered a true and complete copy thereof to the Purchasers.

     Section 2.9. Securities Laws. Assuming that the Purchasers' representations and warranties contained in Section 3 hereof are, and continue to be at each Closing hereunder, true and correct, the offer, issuance and sale of the Accelerated Shares, the Class B Preferred Shares, and the Reset Shares is, and will be as of each Closing hereunder, exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable Blue Sky Laws.

     Section 2.10. NASDAQ Approval. Prior to the date hereof, the Company has prepared and filed with the NASDAQ a request for confirmation that the Company may consummate the Closings without approval by the Company's stockholders at a meeting without violating the NASDAQ Rules, except as required by Section 3(a) of the Certificate of Designation.

                                   ARTICLE 3

              REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each of the Purchasers severally represents and warrants to the Company that:

     Section 3.1. Organization. Such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

     Section 3.2. Due Authorization. Such Purchaser has all right, power and authority to enter into the Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of the Transaction Documents to which it is a party by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action on behalf of such Purchaser. The Transaction Documents to which it is a party have been duly executed and delivered by such Purchaser and, assuming the due authorization, execution and delivery by the other parties thereto, constitutes the valid and binding agreement of such Purchaser enforceable in accordance with their respective terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and
(ii) the remedy of
specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     Section 3.3. Acquisition for Investment; Source of Funds. Such Purchaser is acquiring the Shares for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and such Purchaser has no present intention or plan to effect any distribution of Shares other than in an offering registered under the Securities Act or a disposition exempt from registration under the Securities Act.

     Section 3.4. Brokers or Finders. No agent, broker, investment banker or other firm or Person acting on behalf of such Purchaser, including any of the foregoing that is an affiliate of such Purchaser, is or will be entitled to receive any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, except for the fees to be paid to Shamrock Capital Advisors, Inc. ("SCA") pursuant to the Management Agreement.

     Section 3.5. Accredited Investor. Such Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act.

                                ARTICLE 4

                               COVENANTS

     Section 4.1. Consent of Banks. The Company shall use its reasonable efforts to promptly obtain from Bankers Trust Company, as Agent for the banks party to the Company Credit Agreement, a consent of the Required Banks (as defined in the Company Credit Agreement) to the transactions contemplated hereby and a waiver of any defaults or required prepayments under the Company Credit Agreement caused hereby; provided, however, no payment or accommodation shall be made by the Company in connection with obtaining the foregoing without the Purchasers' consent.

     Section 4.2. Certificate of Designation. The Company shall, prior to the Class A Closing, cause the Certificate of Designation to be filed with the Secretary of State of Delaware.

     Section 4.3. Issuances of Common Stock. Prior to the Reset Date, the Company shall not (or set a record date in connection therewith) (i) pay a dividend or make a distribution on its Common Stock, (ii) subdivide or combine its Common Stock, (iii) issue shares of capital stock by reclassification of its Common Stock, (iv) issue rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase Common Stock or any other securities of the Company, or (v) issue or distribute to all holders of its Common Stock any shares of its capital stock or securities convertible into capital stock or evidence of its indebtedness or assets.

     Section 4.4. Stockholder Notice . Upon delivery by the Purchasers to the Company of the Voting and Ratification Agreements described in Section
4.5 hereof at the completion of the Class A Closing, the Company shall send to each of its stockholders a Stockholder Notice, in form and substance satisfactory to the Purchasers.

     Section 4.5. Stockholder Approval. Immediately following the Class A Closing, the Purchasers shall deliver to the Company, Voting and Ratification Agreements, substantially in the form of Exhibit G hereto, approving the transactions contemplated hereby.

     Section 4.6. Company Action. The Company shall take all corporate actions necessary to amend its Certificate of Incorporation to the extent required as contemplated by Section 2.3(c) hereof.

                                   ARTICLE 5

          CONDITIONS TO THE CLASS A CLOSING AND THE EXCHANGE CLOSING

     Section 5.1. Conditions to Obligation of Each Party to Effect the Class A Closing and the Exchange Closing. The respective obligations of each party to effect the Class A Closing and the Exchange Closing shall be subject to the satisfaction at or prior to the Class A Closing Date of the following conditions, unless waived by the Purchasers:

          (a) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the sale of the Accelerated Shares, the Exchange or the issuance of the Reset Shares shall be in effect, nor shall any proceeding brought by any administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; and there shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the sale of the Accelerated Shares, the Exchange, or the issuance of the Reset Shares, which makes the consummation of the sale of the Accelerated Shares, the Exchange, or the issuance of the Reset Shares, illegal.

          (b) Governmental Actions. There shall not have been instituted, pending or threatened any action or proceeding (or any investigation or other inquiry that might result in such an action or proceeding) by any governmental authority or administrative agency before any governmental authority, administrative agency or court of competent jurisdiction, nor shall there be in effect any judgment, decree or order of any governmental authority, administrative agency or court of competent jurisdiction, in either case, seeking to prohibit or limit the Purchaser from exercising all material rights and privileges pertaining to its ownership of the Shares.

          (c) NASDAQ Approval. The Company shall have received written confirmation from NASDAQ that the Company may consummate the Closings without approval by the Company's stockholders at a meeting without violating the Company's obligations under the NASDAQ Rules, and all conditions to such written confirmation, if any, shall have been satisfied.

          (d) Fairness Opinion. The Fairness Opinion shall not have been modified, amended, revoked or rescinded, and shall be in full force and effect.

     Section 5.2. Additional Conditions to Obligation of the Purchasers at the Class A Closing. The obligations of the Purchasers to effect the Class A Closing are also subject to the following conditions, unless waived by the
Purchasers:

          (a) Representations and Warranties. The representations and warranties of the Company shall have been true and correct when made in all respects and shall be true and correct in all respects at and as of the Class A Closing Date as if made at and as of such time, except for (i) changes not prohibited by this Agreement, or (ii) those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date), and the

Purchasers shall have received a certificate to such effect signed by the President and the Chief Financial Officer of the Company.

          (b) Agreements and Covenants. The Company shall have performed or complied in all material respects with all agreements and covenants required by the Purchase Agreement, or this Agreement to be performed or complied with by it at or prior to the Class A Closing Date, and the Purchasers shall have received a certificate to such effect signed on behalf of the Company by the President and the Chief Financial Officer of the Company.

          (c) Consents Obtained. All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company for the due authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby shall have been obtained and made by the Company, including without limitation the consent referred to in Section 4.1, except for consents required to be obtained under contracts not material to the operation of the business of the Company; the Company shall have obtained all required approvals and consents, and shall have delivered all required notices, of the transfer of ownership or control of the Company as contemplated by the Purchase Agreement, with respect to material licenses and permits held by the Company or any of its subsidiaries pursuant to any federal, state or local laws governing the sale of alcoholic beverages, pharmaceutical products, and cigarettes.

          (d) Opinion of Counsel. The Purchasers shall have received a written opinion of each of Ropes & Gray and Davis Polk & Wardwell, in form and substance reasonably satisfactory to the Purchasers, substantially in the form of Exhibits B and C hereto, respectively.

          (e) Blue Sky Laws. The Company shall have received all permits and other authorizations necessary under the Blue Sky Laws to issue the Shares.

          (f) DLJ Waiver. The DLJ Waiver Letter shall be in full force and effect, and shall not have been amended, modified, revoked or rescinded.

          (g) Stangeland Waiver. The Stangeland Waiver shall be in full force and effect, and shall not have been amended, modified, revoked or rescinded.

          (h) Registration Rights Amendment. The Registration Rights Amendment shall be in full force and effect, and shall not have been amended, modified, revoked or rescinded.

          (i) Delivery of Shares. At the Class A Closing, the Company shall have delivered the Accelerated Shares against the payment of the Purchase Price.

          (j) Bankruptcy. The Company shall not on the Class A Closing Date be a party to any bankruptcy, insolvency, or reorganization proceedings, whether voluntary or involuntary (other than the proceeding pursuant to the Reorganization Plan), the Reorganization Plan shall not have been amended, modified or rescinded, and shall be in full force and effect.

     Section 5.3. Additional Conditions to Obligation of the Purchasers at the Exchange Closing. The obligation of the Purchasers to effect the Exchange at the Exchange Closing is also subject to the following condition:

          (a) Delivery of Shares. At the Exchange Closing, the Company shall have delivered the Class B Preferred Shares.

          (b) Stockholder Notice. Upon completion of the Class A Closing, the Company shall have mailed to its stockholders the Stockholder Notice described in Section 4.4 hereof.

     Section 5.4. Additional Conditions to Obligation of the Company at the Exchange Closing. The obligation of the Company to effect the Exchange at the Exchange Closing is also subject to the following conditions, unless waived by the Company:

          (a)  Representations and Warranties.  The
representations and warranties of the Purchasers contained in this Agreement shall have been true and correct in all respects when made and shall be true and correct in all respects on and as of the Exchange Closing Date, except for (i) changes contemplated by this Agreement and (ii) those representations and warranties which address matters only as of a particular date (which shall have been true and correct in all material respects as of such date), with the same force and effect as if made on and as of the Closing Date, and the Company shall have received a certificate to such effect signed by the President and the Chief Financial Officer of the general partner of each of the Purchasers.

          (b) Agreements and Covenants. The Purchasers shall have performed or complied in all material respects with all agreements and covenants required by the Purchase Agreement or this Agreement to be performed or complied with by them on or prior to the Closing Date, and the Company shall have received a certificate to such effect signed by the President and the Chief Financial Officer of the general partner of each of the Purchasers.

          (c) Consents Obtained. All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Purchasers for the due authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby shall have been obtained and made by the Purchasers.

          (d) Delivery of Class A Preferred Shares. After delivery to the Purchasers of the Class B Preferred Shares, the Purchasers shall have delivered the Class A Preferred Shares to be delivered by the Purchasers pursuant to Section 1.5 hereof.

                                 ARTICLE 6

                      TERMINATION; FEES AND EXPENSES

     Section 6.1. Termination. Subject to Section 6.2, this Agreement may be terminated at any time prior to the Class A Closing Date:

          (a) by mutual written consent duly authorized by the Disinterested Directors and the Purchasers; or

          (b) by either the Purchasers or the Disinterested Directors if the Class A Closing and Exchange Closing have not been consummated by June 30, 1997 (provided that the right to terminate this Agreement under this Section 6.1(b) shall not be available to any party whose failure to fulfill any obligation under the Purchase Agreement or this Agreement has been the cause of or resulted in the failure of the Class A Closing and Exchange Closing to occur on or before such date); or

          (c) by either the Purchasers or the Company if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued a nonappealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement.

     Section 6.2. Fees and Expenses. All reasonable fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Company, whether or not the sale of the Accelerated Shares and the Exchange is consummated; provided, however, that with respect to the Purchasers, such reasonable fees and expenses of legal counsel shall not exceed $400,000. Notwithstanding anything to the contrary herein, this Section 6.2 shall survive any termination of this Agreement.

                                 ARTICLE 7

                           GENERAL PROVISIONS

     7.1. Effectiveness of Representations and Warranties. The representations, warranties, and agreements of each party hereto in this Agreement and in any certificates delivered at or prior to any Closing hereunder shall survive indefinitely; provided, however, that all of such representations, warranties, and agreements shall terminate upon the termination of this agreement in accordance with Section 6.1 hereof except that the agreements set forth in Section 6.2 hereof shall survive such termination indefinitely.

     7.2. Captions. The captions or headings in this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope or intent of this Agreement.

     7.3 Restrictive Legends. No restricted shares may be transferred without registration under the Securities Act and applicable state securities laws unless in the opinion of Davis Polk & Wardwell or other counsel to the Company such transfer may be effected without such registration. Each certificate representing restricted shares of Class B Preferred Shares or Common Stock issued pursuant to this Agreement shall bear legends in substantially the following form:

     The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") or the securities laws of any state and may not be sold or otherwise disposed of except pursuant to an effective registration statement under such Act and applicable state securities laws or an applicable exemption to the registration requirements of such Act or such laws.

     The securities represented by this certificate were issued pursuant to, and the holder hereof is entitled to certain rights and subject to certain obligations contained in, an Acceleration and Exchange Agreement, dated as of June 5,

     1997, a copy of which is available for inspection at the principal office of the issuer hereof, and will be furnished without charge to the holder of such securities upon written request.

     7.4. Further Assurances. The Purchasers and the Company agree to take, or cause to be taken, all reasonable actions as may be necessary to make effective and consummate the transactions contemplated by this Agreement.

     7.5. Failure or Indulgence Not Waiver. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right.

     7.6. Modification and Amendment. This Agreement may not be changed, modified, discharged or amended, except by an instrument signed by all of the parties hereto.

     7.7. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of each of the parties hereto.

     7.8. Entire Agreement. The Purchase Agreement, the Exhibits and Schedules thereto, this Agreement and the Exhibits hereto, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, premises, warranties or undertakings, other than those set forth or referred to in the Purchase Agreement or herein and the documents or instruments executed or delivered in connection therewith or herewith. This Agreement supersedes all prior agreements and understandings between the parties with respect to the acceleration of the purchase of Class A Preferred Shares, the exchange of Class A Preferred Shares for Class B Preferred Shares and the issuance of the Reset Shares.

     7.9. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York.

     7.10. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     7.11. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made if and when delivered personally, or by overnight courier to the parties at the following addresses or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below

(or such other address or telecopy number for a party as shall be specified by like notice):

     (a)  If to the Purchasers:

          Trefoil Capital Investors II, L.P.
          c/o Shamrock Capital Advisors, Inc.
          4444 Lakeside Drive
          Burbank, CA  91505
          Attn: Stanley P. Gold, President
          Telecopier No.: (818) 845-9718
          Telephone No.: (818) 845-4444

          and

          GE Investment Private Placement Partners II, A Limited
          Partnership
          3003 Summer Street
          Stamford, CT 06905
          Attn: Michael Pastore
          Telecopier No.: (303) 326-4177
          Telephone No.: (303) 326-2300

     With copies to:

          Fried, Frank, Harris, Shriver & Jacobson
          350 South Grand Avenue, Suite 3200

          Los Angeles, CA  90071
          Attn: David K. Robbins, Esq.
          Telecopier No.: (213) 473-2222
          Telephone No.: (213) 473-2005

          and

          Dewey Ballantine
          1301 Avenue of the Americas
          New York, NY 10019
          Attn: Sanford W. Morhouse, Esq.
          Telecopier No.: (212) 259-6333
          Telephone No.: (212) 259-8000

     (b) if to the Company,

          Chief Executive Officer
          The Grand Union Company
          201 Willowbrook Boulevard
          Wayne, NJ 07470-0966
          Telecopier No.:  (201) 890-6012
          Telephone No.:  (201) 890-6000

     With copies to:

          Davis Polk & Wardwell
          450 Lexington Avenue

          New York, New York  10017
          Attn:  William L. Rosoff, Esq.
          Telecopier No.: (212) 450-4800
          Telephone No.: (212) 450-4000

     Section 7.12. The Purchase Agreement. The acceleration of the purchase and sale of the Class A Preferred Shares as contemplated herein shall for all purposes be deemed to be the purchase and sale of Class A Preferred Shares pursuant to the Purchase Agreement except that the Fourth and Fifth Closings have been accelerated. For purposes of the indemnification provisions contained in Section 8.1 of the Purchase Agreement, in determining damages sustained by the Purchasers, such damages shall include any diminution in value of the Class B Preferred Shares arising with respect to a breach of a representation, warranty, covenant or agreement in the Purchase Agreement.

                                 ARTICLE 8

                           CERTAIN DEFINITIONS

     8.1. Definitions.   As used herein, unless the context otherwise
requires, the following terms have the following respective meanings:

     "Business Day" means any day other than a Saturday, Sunday or any other day on which commercial banks are authorized to close in New York, New York.

     "Certificate of Designation" means the Certificate of Designation of Class B Convertible Preferred Stock setting forth the Powers, Preferences, Rights, Qualifications, Limitations, and Restrictions of such Class of Preferred Stock, substantially in the form attached hereto as Exhibit A.

     "Class B Preferred Shares" means the Class B Convertible Preferred Stock having the Powers, Preferences, Rights, Qualifications, Limitations, and Restrictions set forth in the Certificate of Designation.

     "Closing" or "Closings" means one or all, as applicable, of the Class A Closing, the Class B Closing, and/or the "Reset Closing."

     "Company Credit Agreement" means the amended and restated Credit Agreement, dated as of June 15, 1995, as from time to time in effect among the Company, the banks party thereto, and Bankers Trust Company as Agent for the banks party thereto, and the consent and waiver secured pursuant to
Section 4.1 hereof.

     "Disinterested Director" shall have the meaning given in the Purchase Agreement.

     "DLJ Waiver Letter" means a letter from DLJ substantially in the form attached hereto as Exhibit D.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

     "Management Agreement" has the meaning given in the Purchase Agreement.

     "Person" means an individual, a partnership (general or limited), corporation, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

     "Registration Rights Amendment" means the Amendment No. 1, of even date herewith, to the Registration Rights Agreement, dated as of July 30, 1996, among the Company, Trefoil, and GEI, substantially in the form attached hereto as Exhibit E.

     "Reorganization Plan" has the meaning given in the Purchase Agreement.

     "SEC" means the Securities and Exchange Commission or its successor.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

     "Shares" means the Accelerated Shares, the Class B Preferred Shares, and/or the Reset Shares, as applicable.

     "Stangeland Partnership" means the Roger and Lilah Stangeland Family Limited Partnership.

     "Stangeland Waiver" means the waiver letter, of even date herewith, by the Stangeland Partnership to the Company and the Purchasers, relating to the Stockholder Agreement, dated as of February 25, 1997, as amended by the Amendment No. 1 thereto dated as of March 20, 1997, among Trefoil, GEI, the Stangeland Partnership and the Company, substantially in the form attached hereto as Exhibit F.

     "Stockholder Notice" means the form of notice to all stockholders of the Company describing the transactions contemplated hereby and announcing receipt of the written consent of the holders of at least a majority of the Company's total voting power outstanding, and the approval of the NASDAQ to consummate the transactions contemplated hereby, without the approval of the Company's stockholders at a meeting held for such purpose, substantially in the form attached hereto as Exhibit G.

     Section 8.2. Other Definitions. Each of the following terms shall have the meanings given them in the Section listed opposite such term below:

          Term                            Section

          "Accelerated Shares"            1.2

          "Agreement"                     Preamble

          "Blue Sky Laws"                 2.5(b)

          "Class A Closing"               1.6

          "Class A Closing Date"          1.6

          "Class A Preferred Shares"      Preamble

          "Common Stock"                  1.7(a)

          "Company"                       Preamble

          "Conversion Shares"             2.3

          "DLJ"                           2.7

          "DLJ Engagement Letter"         2.8

          "Exchange"                      1.5

          "Exchange Closing"              1.6

          "Exchange Closing Date"         1.6

          "Fairness Opinion"              2.7

          "Fifth Closing"                 Preamble

          "Fourth Closing"                Preamble

          "GEI"                           Preamble

          "Laws"                          2.5(a)

          "NASDAQ"                        2.5(a)

          "NASDAQ Rules"                  2.5(a)

          "Purchase Agreement"            Preamble

          "Purchase Price"                1.3

          "Purchasers"                    Preamble

          "RCP"                           1.7(a)

          "Reset Closing"                 1.7(b)

          "Reset Closing Date"            1.7(b)

          "Reset Date"                    1.7

          "Reset Shares"                  1.7(a)

          "SCA"                           3.4

          "Special Committee"             2.4

          "Transaction Documents"         2.4

          "Trefoil"                       Preamble



                         *        *        *        *

     IN WITNESS WHEREOF, the parties hereto have executed this Acceleration and Exchange Agreement or caused this Acceleration and Exchange Agreement to be executed as of the day and year first above written.

                         TREFOIL CAPITAL INVESTORS II, L.P.

                         By:  TREFOIL INVESTORS II, INC.,
                              its managing general partner


                         By:  Michael J. McConnell
                            ---------------------------------
                            Name:  Michael J. McConnell
                            Title:    Vice President



                         GE INVESTMENT PRIVATE PLACEMENT
                         PARTNERS II, A LIMITED PARTNERSHIP

                         By:  GE INVESTMENT MANAGEMENT
                            INCORPORATED, its general partner


                         By:  Don W. Torey
                            ---------------------------------
                            Name:  Don W. Torey
                            Title:    Executive Vice President

                         THE GRAND UNION COMPANY


                         By:  Jeffrey P. Freimark
                            ----------------------------------
                            Name:  Jeffrey P. Freimark
                            Title:    Executive Vice President,
                                      Chief Financial Officer and
                                      Chief Administrator Officer


List of Exhibits

Exhibit A  Certificate of Designation

Exhibit B  Form of Opinion of Ropes & Gray

Exhibit C  Form of Opinion of Davis Polk & Wardwell

Exhibit D  DLJ Waiver Letter

Exhibit E  Registration Rights Amendment

Exhibit F  Stangeland Waiver

Exhibit G  Form of Voting and Ratification Agreement

                                                     Exhibit A
                     THE GRAND UNION COMPANY

                   CERTIFICATE OF DESIGNATION
             OF CLASS B CONVERTIBLE PREFERRED STOCK
         SETTING FORTH THE POWERS, PREFERENCES, RIGHTS,
         QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS OF
                  SUCH CLASS OF PREFERRED STOCK


     Pursuant to Section 151 of the General Corporation Law of the State of Delaware, The Grand Union Company (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     That pursuant to the authority conferred upon the Board of Directors of the Corporation by Article Fourth of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation on June 5, 1997, adopted the following resolution creating a series of Preferred Stock designated as Class B Convertible Preferred Stock (the "Class B Stock"):

     RESOLVED that, pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the General Corporation Law of the State of Delaware and the provisions of the Certificate of Incorporation, a class of authorized Preferred Stock, par value $1.00 per share, of the Corporation is hereby created and that the designation and number of shares thereof and the voting powers, preferences and relative participating, optional and other special rights of the shares of such class, and the qualifications, limitations and restrictions thereof, are as follows:

Section 1.     Stated Value.

     The Class B Stock shall consist of 1,400,000 shares, par value $1.00 per share, each of which shall have a stated value of $50 per share (the "Stated Value").

Section 2.     Dividends and Distributions.

     (a) The holders of shares of Class B Stock, in preference to the holders of shares of Junior Dividend Stock (as defined in Section 11 hereof), shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, dividends at an annual rate of 8.50% of the Stated Value from and after the Issue Date (as defined in Section 11 hereof) of such shares as long as shares of Class B Stock remain outstanding. Dividends shall be payable in cash, or additional shares of Class B Stock, as provided in paragraph (c) of this
Section 2, or shares of Common Stock, as provided in paragraph (c) of this
Section 2. Dividends shall be computed on the basis of the Stated Value, and shall accrue and be payable quarterly, in arrears, on the last Business

Day (as defined in Section 11) of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the Issue Date of such shares. To the extent that dividends on the Class B Stock are payable in cash, such dividends shall be cumulative. Accrued dividends not paid on any Quarterly Dividend Payment Date shall accrue additional dividends at an annual dividend rate of 8.50% until paid in full.

     (b) Dividends payable pursuant to paragraph (a) of this Section 2 shall begin to accrue and be cumulative from the Issue Date of each share of Class B Stock, whether or not earned or declared. The amount of dividends so payable shall be determined on the basis of twelve 30-day months and a 360-day year. Dividends paid on the shares of Class B Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Class B Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than sixty days prior to the date fixed for the payment thereof.

     (c) With respect to dividends paid on or prior to the third anniversary of the Principal Issue Date (as defined in Section 11), the Corporation shall have the option to pay such dividends in shares of Class B Stock valued at $50 per share or in whole shares of Common Stock valued at Fair Market Value determined as of the close of business on the third Business Day immediately preceding the date of payment, instead of in cash. With respect to dividends paid after the third anniversary of the Principal Issue Date but on or prior to the fifth anniversary of the Principal Issue Date, the Corporation shall have the option to pay such dividends in shares of Class B Stock valued at $50 per share or in whole shares of Common Stock valued at Fair Market Value determined as of the close of business on the third Business Day immediately preceding the date of payment, instead of in cash, but only if the Corporation is prohibited from paying such dividends in cash under the terms of its Bank Credit Agreement or its Senior Notes. To the extent that the Corporation elects to pay any dividends in shares of Common Stock, it shall pay a premium in additional shares of Common Stock equal to 33-1/3% of the total number of shares of Common Stock that would otherwise be paid as the dividend. After the fifth anniversary of the Principal Issue Date, all dividends shall be paid in cash. The Corporation shall only have the right to pay dividends in shares of Common Stock if, on the Quarterly Dividend Payment Date in question, the Common Stock is listed and traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System. In connection with any payment of dividends in shares of Common Stock pursuant to this Section 2(c), no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall either

(i) deliver a whole share of Common Stock in respect of the fractional share which the holder would otherwise have been entitled to upon such dividend payment or (ii) pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Fair Market Value of a share of Common Stock determined as of the close of business on the third Business Day immediately preceding the date of payment.

     (d) The holders of shares of Class B Stock shall not be entitled to receive any dividends or other distributions except as provided herein.

Section 3.     Voting Rights.

     In addition to any voting rights provided by law, the holders of shares of Class B Stock shall have the following voting rights:

     (a) In addition to voting rights provided elsewhere in this Section 3, and as long as any of the Class B Stock is outstanding, each share of Class B Stock shall entitle the holder thereof to vote on all matters, including with respect to the election of directors, voted on by holders of Common Stock voting together as a single class with other shares entitled to vote at all meetings of the stockholders of the Corporation. With respect to any such vote, each share of Class B Stock shall entitle the holder thereof to cast the number of votes determined pursuant to the next sentence; provided, however, that if more than one share of Class B Stock shall be held by any holder of shares of Class B Stock, the total number of votes which such holder shall be entitled to cast pursuant to this
Section 3(a) shall be computed on the basis of the total number of shares of Class B Stock held by such holder, with any then remaining fractional share disregarded for the purposes of this Section 3(a). The number of votes which each share of the Class B Stock shall entitle the holder thereof to cast shall be equal to (i) 6.8966 from the First Issue Date until the Approval Date (as defined herein), and (ii) from and after the Approval Date, the number of whole votes which could be cast in such vote by a holder of the shares of capital stock of the Corporation into which such share of Class B Stock is convertible on the record date for such vote.

     (b) In addition to the voting rights provided elsewhere in this Section 3, the affirmative vote of the holders of at least a majority of the outstanding shares of Class B Stock, voting separately as a single class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, shall be necessary to (A) except as contemplated by Section 2(c), authorize, increase the authorized number of shares of, or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification), any shares of any class or classes, or any series of any class or classes, of the Corporation's capital stock ranking pari passu with or prior to (either as to dividends or upon a change in control of the Corporation, voluntary or involuntary liquidation, dissolution or winding up) the Class B Stock, (B) except as contemplated pursuant to Section 2(c) or as permitted pursuant to
Section 10(a), increase the authorized number of shares of, or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any shares of, Class B Stock, (C) alter, amend or repeal any of the provisions of the Certificate of Incorporation of the Corporation which in any manner would alter, change or otherwise adversely affect in any way the powers, preferences or rights of the Class B Stock, (D) approve the sale, lease or other disposition of all or substantially all of the assets of the Corporation and its Subsidiaries (as defined in Section 11), or (E) approve any merger of the Corporation with or into any other entity or any reorganization, recapitalization, liquidation or other similar transaction (including any issuance of equity securities, or securities convertible into equity securities by the Corporation, to any person (other than the Purchasers and their Affiliates) who would then own on a fully diluted basis more than 50% of the total number of votes entitled to be cast (giving effect to such issuance) by holders of the Corporation's capital stock on all matters, including the election of directors) involving the Corporation; provided, however, that the holders of the outstanding shares of Class B Stock shall only have a class vote on the transactions described in clauses (D) and (E) prior to the earlier of the effectiveness of a registration statement under the Securities Act of 1933 relating to all such shares and the date on which less than half of the total shares of Class B Stock originally issued (not including any shares issued in payment of dividends pursuant to Section 2(c)) remain outstanding. Notwithstanding the proviso to the preceding sentence, the affirmative vote of the holders of at least a majority of the outstanding shares of Class B Stock, voting separately as a single class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, shall be necessary to approve any merger of the Corporation with or into any other entity or any reorganization, recapitalization, liquidation or other similar transaction involving the Corporation where (i) the Class B Stock is not remaining outstanding after such transaction under substantially the same powers, preferences, rights, qualifications, limitations and restrictions as are set forth in this Certificate of Designation or (ii) the cash, stock, securities or other property to be received on conversion of one share of Class B Stock following such transaction and the application of Section 8(h) has a Fair Market Value at the closing of such transaction less than 150% of the Conversion Price. In addition, if the Corporation shall have failed to pay in full dividends on the Class B Stock for six consecutive quarters, then the size of the Board of Directors of the Corporation shall be increased by two, and the holders of shares of Class B Stock, voting together as a single class, shall have the right to elect such two directors. The right to elect such two directors under this Section 3(b) shall terminate upon payment in full of all dividends payable on the Class B Stock, at which time the Board of Directors shall return to its previous size and the directors elected by the holders of the Class B Stock shall be removed.

     (c) (1) The rights of holders of shares of Class B Stock to take any actions as provided in this Section 3 may be exercised, subject to the DGCL (as defined in Section 11 hereof), at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment or postponement thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action.

     As long as such right to vote continues (and unless such right has been exercised by written consent of not less than the minimum number of shares required to take such action), the Chairman of the Board of the Corporation may call, and upon the written request of holders of record of 20% of the outstanding shares of Class B Stock, addressed to the Secretary of the Corporation at the principal office of the Corporation, shall call, a special meeting of the holders of shares of Class B Stock entitled to vote as provided herein. The Corporation shall use its best efforts to hold such meeting as promptly as practicable, but in any event not later than 120 days after delivery of such request to the Secretary of the Corporation, at the place and upon the notice provided by law and in the Bylaws of the Corporation for the holding of meetings of stockholders.

          (2) At each meeting of stockholders at which the holders of shares of Class B Stock shall have the right, voting separately as a single series, to take any action, the presence in person or by proxy of the holders of record of a majority of the total number of shares of Class B Stock then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment or postponement thereof, in the absence of a quorum of the holders of shares of Class B Stock, holders of a majority of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Class B Stock from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

     For the taking of any action as provided in Section 3(b) by the holders of shares of Class B Stock, each such holder shall have one vote for each share of Class B Stock standing in his name on the transfer books of the Corporation as of any record date fixed for such purpose or, if no such date be fixed, at the close of business on the Business Day next preceding the day on which notice is given, or if notice is waived, at the close of business on the Business Day next preceding the day on which the meeting is held.

Section 4.     Certain Restrictions.

     (a) As long as any shares of Class B Stock remain outstanding, the Corporation shall not: (A) declare or pay dividends, or make any other distributions, on any shares of Junior Dividend Stock other than dividends or distributions payable in Junior Dividend Stock; or (B) declare or pay dividends, or make any other distributions, on any shares of Parity Dividend Stock (as defined in Section 11 hereof), except (1) dividends or distributions payable in Junior Dividend Stock and (2) dividends or distributions paid ratably on the Class B Stock and all Parity Dividend Stock on which dividends are payable or in arrears, in proportion to the total amounts to which the holders of all shares of the Class B Stock and such Parity Dividend Stock are then entitled.

     (b) As long as any shares of Class B Stock remain outstanding, the Corporation shall not redeem, purchase or otherwise acquire for consideration any shares of Junior Dividend Stock or Junior Liquidation Stock (as defined in Section 11 hereof) or Parity Dividend Stock or Parity Liquidation Stock (as defined in Section 11 hereof); provided, however, that (1) the Corporation may at any time redeem, purchase or otherwise acquire shares of Junior Liquidation Stock or Parity Liquidation Stock in exchange for any shares of capital stock of the Corporation that rank junior to the Class B Stock as to dividends and upon liquidation, dissolution and winding up; (2) the Corporation may accept shares of any Parity Liquidation Stock for conversion into shares of capital stock of the Corporation that rank junior to the Class B Stock as to dividends and upon liquidation, dissolution and winding up; and (3) the Corporation may at any time redeem, purchase or otherwise acquire shares as may be required pursuant to the Corporation's employee and non-employee director stock plans, as they may be amended from time to time, or similar employee stock plans hereafter adopted; and provided further, however, that the Corporation (A) may accept shares of Class B Stock surrendered for conversion into shares of capital stock of the Corporation pursuant to Section 8 hereof, and (B) may redeem outstanding shares of Class B Stock pursuant to Section 5 hereof. Whenever quarterly dividends payable on shares of Class B Stock as provided in Section 2 hereof are not paid in full, thereafter and until all unpaid dividends payable, whether or not declared, on the outstanding shares of Class B Stock shall have been paid in full, the Corporation shall not redeem or purchase or otherwise acquire for consideration any shares of Class B Stock; provided, however, that the Corporation (A) may accept shares of Class B Stock surrendered for conversion into shares of capital stock of the Corporation pursuant to Section 8 hereof, and (B) may elect to redeem outstanding shares of Class B Stock pursuant to Section 5(a) hereof.

     (c)  The Corporation shall not permit any Subsidiary of the

Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to
Section 4(b), purchase such shares at such time and in such manner.

Section 5.     Redemption.

     (a) On and after the second anniversary of the Principal Issue Date, the Corporation shall have the right, at its sole option and election made in accordance with Section 5(c), to redeem, out of funds legally available therefor, shares of Class B Stock, in whole or in part, at any time and from time to time, at a redemption price equal to the Stated Value (except as described below), plus an amount per share equal to all accrued and unpaid dividends, whether or not declared, to the date of redemption (the "Redemption Price"); provided, however, that the Corporation shall not have any such right unless (A) if the redemption is to occur between the second and third anniversary of the Principal Issue Date, the Redemption Fair Market Value (as defined in Section 11 hereof) of the Common Stock, as of the close of business on the third Business Day immediately preceding the date on which notice of redemption is given, is equal to at least 180% of the Conversion Price (as defined in Section 11 hereof), and (B) if the redemption is to occur between the third and fifth anniversary of the Principal Issue Date, the Redemption Fair Market Value (as defined in Section 11 hereof) of the Common Stock, as of the close of business on the third Business Day immediately preceding the date on which notice of redemption is given, is equal to at least 200% of the Conversion Price (as defined in Section 11 hereof). Notwithstanding the foregoing, if the redemption is to occur between the fifth and sixth anniversaries of the Principal Issue Date, the Redemption Price shall be $51.5938; if the redemption is to occur between the sixth and seventh anniversaries of the Principal Issue Date, the Redemption Price shall be $51.0625; and if the redemption is to occur between the seventh and eighth anniversaries of the Principal Issue Date, the Redemption Price shall be $50.5313; in each case plus an amount per share equal to all accrued and unpaid dividends, whether or not declared, to the date of redemption. If less than all shares of Class B Stock at the time outstanding are to be redeemed, the shares to be redeemed shall be selected pro rata.

     (b) The Corporation shall redeem, at the Redemption Price, all outstanding shares of Class B Stock on June 1, 2005.

     (c) Notice of any redemption of shares of Class B Stock pursuant to this Section 5 shall be mailed at least 30, but not more than 60, days prior to the date fixed for redemption to each holder of shares of Class B Stock to be redeemed, at such holder's address as it appears on the transfer books of the Corporation. Any such notice shall be irrevocable when given. In order to facilitate the redemption of shares of Class B Stock, the Board of Directors may fix a record date for the determination of Class B Stock to be redeemed, or may cause the transfer books of the Corporation for the Class B Stock to be closed, not more than sixty days or less than thirty days prior to the date fixed for such redemption.

     (d) On the date of any redemption being made pursuant to this Section 5 which is specified in a notice given pursuant to Section 5(c), the Corporation shall, and at any time after such notice shall have been mailed and before the date of redemption the Corporation may deposit for the benefit of the holders of shares of Class B Stock to be redeemed the funds necessary for such redemption, including the amount necessary to pay all accrued and unpaid dividends to the date of redemption, with a bank or trust company in the City of New York having a capital and surplus of at least $1,000,000,000.
 Any moneys so deposited by the Corporation and unclaimed at the end of one year from the date designated for such redemption shall revert to the general funds of the Corporation. After such reversion, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof and any holder of shares of Class B Stock to be redeemed shall look only to the Corporation for the payment of the Redemption Price. In the event that moneys are deposited pursuant to this paragraph (d) in respect of shares of Class B Stock that are converted in accordance with the provisions of Section 8, such moneys shall, upon such conversion, revert to the general funds of the

Corporation and, upon demand, such bank or trust company shall pay over to the Corporation such moneys and shall be relieved of all responsibility to the holders of such converted shares in respect thereof. Any interest accrued on funds deposited pursuant to this paragraph (d) shall be paid from time to time to the Corporation for its own account.

     (e) Notice of redemption having been given as aforesaid, upon the deposit of funds pursuant to Section 5(d) in respect of shares of Class B Stock to be redeemed pursuant to this Section 5, notwithstanding that any certificates for such shares shall not have been surrendered for cancellation, from and after the date of redemption designated in the notice of redemption (i) the shares represented thereby shall no longer be deemed outstanding, (ii) the rights to receive dividends thereon shall cease to accrue, and (iii) all rights of the holders of shares of Class B Stock to be redeemed shall cease and terminate, excepting only the right to receive the Redemption Price therefor, and the right to convert such shares into shares of Common Stock until the close of business on the Fifth Business Day next preceding the date of redemption, in accordance with Section 8 hereof.

Section 6.     Reacquired Shares.

     Any shares of Class B Stock converted, redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares of Class B Stock shall upon their cancellation, in accordance with the DGCL, become authorized but unissued shares of Preferred Stock of the Corporation and may be reissued as part of another series of Preferred Stock of the Corporation, subject to the conditions or restrictions on issuance set forth herein.

Section 7.     Liquidation, Dissolution or Winding Up.

     (a) If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of ninety consecutive days and on account of any such event the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, no distribution shall be made (i) to the holders of shares of Junior Liquidation Stock unless, prior thereto, the holders of shares of Class B Stock, subject to
Section 8, shall have received the Liquidation Preference (as defined in Section 11 hereof) with respect to each share, or (ii) to the holders of shares of Parity Liquidation Stock, except distributions made ratably to the holders of the Class B Stock and the Parity Liquidation Stock in proportion to the total amounts to which the holders of all such shares of Class B Stock and Parity Liquidation Stock would be entitled upon such liquidation, dissolution or winding up. Upon any such liquidation, dissolution or winding up, the holders of shares of Class B Stock shall be entitled to receive the Liquidation Preference with respect to each such share and no more.

     (b) Neither the merger or other business combination of the Corporation with or into any other Person (as defined in Section 11 hereof) or Persons nor the sale of all or substantially all the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 7.

Section 8.     Conversion.

     (a) Subject to the provisions for adjustment hereinafter set forth, each share of Class B Stock shall be convertible at the option of the holder thereof into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock deliverable upon conversion of a share of Class B Stock, adjusted as hereinafter provided, is referred to herein as the "Conversion Ratio." The Conversion Ratio shall initially be 20.8333 and the Conversion Price shall initially be $2.40. Upon the Reset Date, the Conversion Price shall be adjusted to equal 120% of the Reset Market Value and the Conversion Ratio shall be adjusted to equal 50 divided by 120% of the Reset Market Value; provided, however, if the Reset Market Value is (i) $2.71 or greater, the Conversion Price shall be adjusted to equal $3.25 and the Conversion Ratio shall be adjusted to equal 15.3846 or (ii) $1.25 or less, the Conversion Price shall be adjusted to equal $1.50 and the Conversion Ratio shall be adjusted to equal 33.3333. The Conversion Ratio and the Conversion Price are subject to further adjustment from time to time pursuant to Section 8(g).

     (b) Conversion of the Class B Stock may be effected by any such holder upon the surrender to the Corporation at the principal office of the Corporation in the State of Delaware (the "Transfer Agent") or at the office of any agent or agents of the Corporation, as may be designated by the Board of Directors of the Corporation, of the certificate for such Class B Stock to be converted accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this Section 8 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Corporation will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Class B Stock pursuant hereto. As promptly as practicable, and in any event within five Business Days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes have been paid), the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Class B Stock being converted shall be entitled and (ii) if less than the full number of shares of Class B Stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted. Such conversion shall be deemed to have been made at the close of business on the date of giving such notice and of such surrender of the certificate or certificates representing the shares of Class B Stock to be converted (the "Conversion Date") so that the rights of the holder thereof as to the shares being converted shall cease except for the right to receive shares of Common Stock in accordance herewith, and the Person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time. The Corporation shall not be required to convert, and no surrender of shares of Class B Stock shall be effective for that purpose, while the transfer books of the Corporation for the Common Stock are closed for any purpose (but not for any period in excess of five days); but the surrender of shares of Class B Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such shares of Class B Stock were surrendered, and at the Conversion Ratio in effect at the date of such surrender.

     (c)  In case any shares of Class B Stock are to be redeemed pursuant to
Section 5, such right of conversion shall cease and terminate as to the shares of Class B Stock to be redeemed at the close of business on the fifth Business Day next preceding the date fixed for redemption unless the Corporation shall default in the payment of the Redemption Price.

     (d) The Conversion Ratio shall be subject to adjustment from time to time in certain instances as hereinafter provided. Upon conversion, the holder of shares of Class B Stock shall be entitled to receive any accrued and unpaid dividends on the shares of Class B Stock surrendered for conversion to the Conversion Date. Such accrued and unpaid dividends shall be payable by the Corporation, at its option, in cash (to the extent funds are legally available therefor) or in shares of Common Stock valued at the Fair Market Value as of the third Business Day prior to the Conversion Date, instead of in cash.

     (e) In connection with the conversion of any shares of Class B Stock, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall either (i) deliver a whole share of Common Stock in respect of the fractional share to which the holder would otherwise have been entitled upon such conversion or (ii) pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the Trading Day on which such shares of Class B Stock are deemed to have been converted. If more than one share of Class B Stock shall be surrendered for conversion by the same holder at the same time, the number of full shares of Common Stock issuable on conversion thereof shall be computed on the basis of the total number of shares of Class B Stock so surrendered.

     (f) The Corporation shall at all times reserve and keep available for issuance upon the conversion of the Class B Stock, free from any preemptive rights, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Class B Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Class B Stock.

     (g) The Conversion Ratio will be subject to adjustment from time to time as follows:

          (1) In case the Corporation shall at any time or from time to time after the First Issue Date (A) pay a dividend, or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation, then, and in each such case, the Conversion Ratio in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of Class B Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Class B Stock been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause (i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective. No adjustment shall be made pursuant to this clause (i) in connection with any transaction to which paragraph (h) applies.

          (2) In case the Corporation shall at any time or from time to time after the First Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spinoff), on its Common Stock, other than dividends or distributions of shares of Common Stock which are referred to in clause (1) of this paragraph
(g), then the Conversion Ratio shall be adjusted so that the holder of each share of Class B Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (1) the applicable Conversion Ratio on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date, and the denominator of which shall be such Current Market Price per share of Common Stock less the Fair Market Value (as defined in Section 11 hereof) per share of Common Stock (as determined in good faith by the Board of Directors of the Corporation, a certified resolution with respect to which shall be mailed to each holder of shares of Class B Stock) of such dividend or distribution; provided, however, that in the event of a distribution of capital stock of a Subsidiary of the Corporation (a "Spin-Off") made to holders of shares of Common Stock, the numerator of such fraction shall be the sum of the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding the 35th Trading Day after the effective date of such Spin-Off and the Current Market Price of the number of shares (or the fraction of a share) of capital stock of the Subsidiary which is distributed in such Spin-Off in respect of one share of Common Stock for the period of 20 Trading Days preceding such 35th Trading Day and the denominator of which shall be the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such 35th Trading Day. An adjustment made pursuant to this clause (2) shall be made upon the opening of business on the next Business Day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution;

provided, however, that if the proviso to the preceding sentence applies, then such adjustment shall be made and be effective as of such 35th Trading Day after the effective date of such Spin-Off. No adjustment shall be made pursuant to this clause (2) in connection with any transaction to which paragraph (h) applies.

          (3) For purposes of this paragraph (g), the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation.

          (4) The term "dividend," as used in this paragraph (g) shall mean a dividend or other distribution upon Common Stock of the Corporation.

          (5) Anything in this paragraph (g) to the contrary notwithstanding, the Corporation shall not be required to give effect to any adjustment in the Conversion Ratio unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the Conversion Ratio by at least one one-hundredth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the Conversion Ratio by a least one one-hundredth of one share of common Stock, such change in Conversion Ratio shall thereupon be given effect.

          (6) The certificate of any firm of independent public accountants of recognized standing selected by the Board of Directors of the Corporation (which may be the firm of independent public accountants regularly employed by the Corporation) shall be presumptively correct for any computation made under this paragraph (g).

          (7) If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this paragraph (g) or in the Conversion Ratio then in effect shall be required by reason of the taking of such record.

          (8) There shall be no adjustment of the Conversion Ratio in case of the issuance of any stock of the Corporation in a merger, reorganization, acquisition or other similar transaction except as set forth in paragraphs
(g)(1) and (h) of this Section 8.

     (h) In case of any capital reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by Section 8(g)(1)), or in case of any merger of the Corporation with or into another

Corporation, or in case of any sale or conveyance to another Corporation of all or substantially all of the assets or property of the Corporation (each of the foregoing being referred to as a "Transaction"), each share of Class B Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash or securities of the Surviving Person (as defined in Section 11 hereof)) upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Class B Stock was convertible immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction). In any such case, if necessary, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions set forth in this Section 8 with respect to rights and interests thereafter of the holders of shares of Class B Stock to the end that the provisions set forth herein for the protection of the conversion rights of the Class B Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the shares of Class B Stock remaining outstanding (with such adjustments in the conversion price and number of shares issuable upon conversion and such other adjustments in the provisions hereof as the Board of Directors shall determine to be appropriate). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 8 shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

     Notwithstanding anything contained herein to the contrary, the Corporation will not effect any Transaction unless, prior to the consummation thereof, the Surviving Person thereof shall assume, by written instrument mailed to each holder of shares of Class B Stock, the obligation to deliver to such holder such cash, property or securities to which, in accordance with the foregoing provisions, such holder is entitled.

     (i) In case at any time or from time to time the Corporation shall pay any dividend or make any other distribution to the holders of its Common Stock, or shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Corporation or merger of the Corporation with or into another Corporation, or any sale or conveyance to another Corporation of the property of the Corporation as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then, in any one or more of said cases the Corporation shall give at least 20 days prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the registered holders of the Class B Stock at the addresses of each as shown on the books of the Corporation maintained by the transfer agent thereof as of the date on which (i) the books of the Corporation shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Transaction to which paragraph (h) applies the Corporation shall give at least thirty days prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

Section 9.     Reports As to Adjustments.

     Upon any adjustment of the Conversion Ratio then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the operation of the conversion set forth in Section 8 hereof, then, and in each such case, the Corporation shall promptly deliver to the transfer agent of the Class B Stock and Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Conversion Ratio then in effect following such adjustment and the increased or decreased number of shares issuable upon the conversion set forth in Section 8 hereof. The Corporation shall also promptly after the making of such adjustment give written notice to the registered holders of the Class B Stock at the address of each holder as shown on the books of the Corporation maintained by the Transfer Agent thereof, which notice shall state the Conversion Ratio then in effect, as adjusted, and the increased or decreased number of shares issuable upon the exercise of the right of conversion granted by Section 8 hereof, and shall set forth in reasonable detail the method of calculation of each and a brief statement of the facts requiring such adjustment. Where appropriate, such notice to holders of the Class B Stock may be given in advance and included as part of the notice required under the provisions of Section 8(i) hereof.

Section 10.    Certain Covenants.

     (a) Following the First Issue Date, and except in payment of dividends pursuant to Section 2(c), the Corporation shall not issue additional shares of Class B Stock.

     (b) Any registered holder of Class B Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designation, or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 11.    Definitions.

     The following terms shall have the meanings indicated:

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by agreement or otherwise.

     "Approval Date" shall mean the earlier of (i) the tenth day following the mailing by the Company of a notice to stockholders of receipt by the Company of written confirmation of waiver by the NASDAQ of its shareholder voting requirements with respect to the right of the holders of the Class B Stock to vote such shares on an as-converted basis, or (ii) the date of approval by the Company's stockholders of the right of the holders of the Class B Stock to vote such shares on an as converted basis.

     "Bank Credit Agreement" shall mean the Credit Agreement, dated as of June 15, 1995, among the Company, the banks party thereto, and Bankers Trust Company as Agent for the bank parties thereto, as amended from time to time, and any refinancings, renewals and replacements thereof.

     "Business Day" shall mean any day other than Saturday, Sunday or a day on which banking institutions in the State of Delaware are authorized or obligated by law or executive order to close.

     "Class A Stock" shall mean the Class A Convertible Preferred Stock, par value $1.00 per share, of the Corporation.

     "Conversion Price" shall mean an amount equal to the Stated Value divided by the Conversion Ratio (as adjusted pursuant to paragraph (g) of Section 8 hereof).

     "Current Market Price," when used with reference to shares of Common Stock or other securities on any date, shall mean the volume weighted average of the sales prices for shares of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the volume weighted average of the sale prices for shares of Common Stock or such other securities for such period. If the Common Stock is not listed or admitted to trading on a national securities exchange or an automated quotation system that permits determination of weighted average sale prices over a period of time, then "Current Market Price" for any period shall mean the average of the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date the Common Stock or such other securities are not quoted by any such organization, the average of the closing bid and asked prices are furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Corporation. If the Common Stock or such other securities are not publicly held or so listed or publicly traded, "Current Market Price" shall mean the fair market value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors of the Corporation based on an opinion of an independent investment banking firm with an established national reputation as a valuer of securities, which opinion may be based on such assumptions as such firm shall deem to be necessary and appropriate.

     "DGCL" shall mean the Delaware General Corporation Law, as amended.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include reference to the comparable section, if any, of any such similar Federal statute.

     "Fair Market Value" shall mean, as to shares of Common Stock or any other class of capital stock or securities of the Corporation or any other issuer which are publicly traded, the Current Market Price of such shares or securities for the 30 Trading Day period preceding the date as of which the Fair Market Value is to be determined. The "Fair Market Value" of any security which is not publicly traded or of any other property shall mean the fair value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors of the Corporation or a committee thereof, or, if no such investment banking or appraisal firm is in the good faith judgment of the Board of Directors or such committee available to make such determination, as determined in good faith by the Board of Directors of the Corporation or such committee.

     "First Issue Date" shall mean the first date that any shares of Class B Stock are issued.

     "Issue Date" shall mean, with respect to any share of Class B Stock, the date on which such share of Class B Stock is issued.

     "Junior Dividend Stock" shall mean (i) the Common Stock and (ii) any other capital stock of the Corporation which ranks junior as to dividends to the Class B Stock.

     "Junior Liquidation Stock" shall mean (i) the Common Stock and (ii) any other capital stock of the Corporation which ranks junior upon liquidation, dissolution or winding up to the Class B Stock.

     "Liquidation Preference" with respect to a share of Class B Stock shall mean the Stated Value per share, plus an amount equal to all accrued but unpaid dividends.

     "NASDAQ" shall mean the NASDAQ Stock Market.

     "NASDAQ Rules" shall mean Rule 4460(i) of the NASDAQ Stock Market Rules of the NASDAQ Stock Market.

     "Parity Dividend Stock" shall mean (i) the Class A Stock and (ii) any other capital stock of the Corporation ranking on a parity as to dividends with the Class B Stock.

     "Parity Liquidation Stock" shall mean (i) the Class A Stock and (ii) any other capital stock of the Corporation ranking on a parity upon liquidation, dissolution or winding up with the Class B Stock.

     "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

     "Principal Issue Date" shall mean September 17, 1996.

     "Purchasers" shall mean Trefoil Capital Investors II, L.P., a Delaware limited partnership, and GE Investment Private Placement Partners II, A Limited Partnership, a Delaware limited partnership.

     "Qualified Person" shall mean any Person that, immediately after giving effect to the applicable Transaction, (i) is a solvent corporation or other entity organized under the laws of any State of the United States of America having its common stock or, in the case of an entity other than a corporation, equivalent equity securities, listed on the New York Stock Exchange or the American Stock Exchange or quoted by the Nasdaq National Market System or any successor thereto or comparable system, and such common stock or equivalent equity security continues to meet the requirements for such listing or quotation and (ii) is required to file, and in each of its three fiscal years immediately preceding the consummation of the applicable Transaction (or since its inception) has filed, reports with the Securities and Exchange Commission pursuant to
Section 13 or 15(d) of the Exchange Act.

     "Redemption Fair Market Value" shall mean, as to shares of Common Stock, the Current Market Price of such shares or securities for the 60-day period preceding the date as of which the Redemption Fair Market Value is to be determined. The "Redemption Fair Market Value" of the Common Stock if it is not publicly traded shall mean its Fair Market Value.

     "Required Issue Date" shall mean December 31, 1996.

     "Reset Date" shall mean the first Trading Day after the end of the 20 Trading Day period utilized to determine the Reset Market Value.

     "Reset Market Value" shall mean the Current Market Price of Common Stock for the 20 Trading Day period following the earlier of (i) the date which is three Trading Days after public announcement of the Corporation's results for its fiscal quarter ending January 3, 1998 and (ii) February 2, 1998.

     "Senior Notes" shall mean the Corporation's 12% Senior Notes due 2004 and any other senior indebtedness of the Corporation the net proceeds of which are used in full to pay principal, prepayment penalty and accrued interest on such principal, the incurrence of which is approved by the vote of the holders of a majority of the outstanding shares of Class B Stock.

     "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

     "Surviving Person" shall mean the continuing or surviving Person of a merger or other business combination, the Person receiving a transfer of all or a substantial part of the properties and assets of the Corporation, or the Person merging into the Corporation in a merger or other business combination in which the Corporation is the continuing or surviving Person, but in connection with which the Class B Stock or Common Stock of the Corporation is exchanged or converted into the securities of any other Person or cash or any other property; provided, however, if such surviving Person is a direct or indirect Subsidiary of a Qualified Person, the parent entity that is a Qualified Person shall be the Surviving Person.

     "Survivor Common Stock" with respect to any Surviving Person shall mean any shares of such Surviving Person of any class or series which has no preference or priority in the payment of dividends or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Surviving Person and which is not subject to redemption by such Surviving Person; provided, however, that if at any time there shall be more than one such class or series, the shares of each such class and series issuable upon conversion of the Class B Stock then being converted shall be substantially in the proportion to the total number of shares of each such class and series.

     "Trading Day" means a day on which the principal national securities exchange (including, if applicable, the Nasdaq Stock Market) on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day.

     IN WITNESS WHEREOF, the officers set forth below, acting for and on behalf of The Grand Union Company, have hereunto subscribed their names on this ___ day of June 1997.

                                   THE GRAND UNION COMPANY



                                   By:

                                        -------------------------
                                   Name:
                                   Title:


Attest:



By:
     ---------------------------
Name:
Title:



                                                        Exhibit B

     Form of Opinion to be rendered by Ropes & Gray in connection with the Fourth and Fifth Closings under the Stock Purchase Agreement, dated as of July 30, 1996 (the "Purchase Agreement"), among The Grand Union Company (the "Company"), Trefoil Capital Investors II, L.P. ("Trefoil") and GE Investment Private Placement Partners II, A Limited Partnership ("GEI" and, collectively with Trefoil, the "Purchasers"), as accelerated pursuant to the terms of the Acceleration and Exchange Agreement between the Company, Trefoil, and GEI. Capitalized terms used herein without definition have the meanings given in the Opinion Letter of Ropes & Gray delivered in connection with the Third Closing on February 25, 1997.

     1. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority under such laws perform its obligations under the Purchase Agreement, including without limitation to issue and sell the Shares and to issue the shares of Common Stock issuable upon conversion of the Shares.

     2. The Shares delivered at this Closing (the "Accelerated Shares") have been duly authorized and validly issued and are fully paid and non-assessable; and the shares of Common Stock issuable upon the conversion of the Accelerated Shares (the "Conversion Shares") have been duly authorized and reserved for issuance and, when issued in accordance with the provisions of the Company's Certificate of Incorporation, will be validly issued, fully paid and nonassessable.

                                                        Exhibit C

     Form of Opinion to be rendered by Davis Polk & Wardwell. Capitalized terms used herein without definition have the meanings given in the Acceleration and Exchange Agreement.

     1. The Company is a validly existing corporation in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own its properties and assets and to carry on its business.

     2. The Certificate of Designation has been duly authorized and adopted by the Company, has been filed with the Secretary of State for the State of Delaware and is in full force and effect.

     3. The Company has all requisite corporate power and authority to execute and deliver the Transaction Documents to which it is a party and all other agreements therein contemplated to be executed by the Company, to perform its obligations thereunder, to consummate the transactions contemplated thereby and to sell, assign, transfer and deliver the Class B Preferred Shares and the Reset Shares to the Purchasers pursuant to the terms of the Acceleration and Exchange Agreement.

     4. The Transaction Documents have been duly authorized, executed and delivered by the Company, and are the legal, valid and binding obligations of the Company and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally and general equitable principles) are enforceable against the Company in accordance with their respective terms.

     5. The Class B Preferred Shares have been validly authorized and, upon delivery to Purchasers pursuant to the Exchange Agreement, will be validly issued, fully paid and nonassessable.

     6.   The shares of (A) Common Stock to be issued (i) on the Reset Date,
(ii) upon the conversion of the Class B Preferred Stock, and (iii) as dividends on the Preferred Shares in accordance with the terms of the Certificate of Designation, and (B) Class B Preferred Stock to be issued as dividends on the Preferred Shares in accordance with the terms of the Certificate of Designation have been validly authorized and, when such (x) Reset Shares are issued in accordance with the Acceleration and Exchange Agreement, and (y) such shares of Common Stock are delivered in accordance with the terms of the Certificate of Designation upon the conversion of the Class B Preferred Stock or the payment of dividends on the Preferred Stock, or (z) shares of Class B Preferred Stock are delivered in accordance with the terms of the Certificate of Designation as payment of dividends thereon, such shares of Common Stock and shares of Preferred Stock will be validly issued, fully paid and non-assessable. Depending on a number of factors, including the time of the conversion of the Class B Preferred Stock and the form in which dividends thereon are paid, the number of shares of Common Stock currently authorized may be insufficient to permit the conversion of all securities of the Company convertible into or exercisable for shares of Common Stock and the payment of all dividends on the Preferred Shares in the form of shares of Common Stock.

     7. The consummation of the Exchange and the issuance of the Reset Shares pursuant to the Acceleration and Exchange Agreement and the fulfillment of and compliance with the terms and conditions contained in the Acceleration and Exchange Agreement with respect to the Exchange and the issuance of the Reset Shares will not (a) conflict with any terms, conditions or provisions of the Certificate of Incorporation or Bylaws of the Company;
(b) result in a termination or breach of, or constitute a default under, or accelerate or permit the acceleration of any performance required by, any of the agreements listed on Schedule A hereto; or (c) violate any federal law or laws of the state of New York or the state of Delaware.

     8. To our knowledge after due inquiry, the Company is not a party to, subject to or bound by any judgment, award, judicial or administrative order, writ, prohibition, or decree (including a consent decree) of any court, governmental body or arbitrator, which would prevent the execution, delivery, or performance of the Transaction Documents by the Company and all other agreements therein contemplated to be entered into by the Company or the transfer, conveyance or sale of the Shares by the Company to the Purchasers pursuant to the Acceleration and Exchange Agreement.

     9. After due inquiry, we have no knowledge of any litigation, arbitration, or governmental proceeding with respect to the Company that seeks to prohibit or otherwise challenge the consummation of the transactions contemplated by the Transaction Documents, or to obtain substantial damages with respect thereto.

     With respect to the opinions expressed in paragraph 8 hereof, "after due inquiry" means that we have made inquiry of Jeff Freimark of the Company.


                                                        Exhibit D

     [Letterhead of Donaldson, Lufkin & Jenrette Securities
                          Corporation]


                                                     June 5, 1997

The Grand Union Company
201 Willowbrook Boulevard
Wayne, NJ 07470-6799

Attention:     Jeffrey P. Freimark
               Chief Financial Officer

Re:       Fee Waiver

Gentlemen:

      This letter is written in connection with our engagement letter with The Grand Union Company (the "Company") dated January 17, 1996 (the "Engagement Letter") and the Company's proposed transaction (the "Proposed Transaction") to issue $40,000,000 of Class B Convertible Preferred Stock of the Company and, under certain circumstances, up to 2 million shares of Common Stock of the Company, pursuant to the Acceleration and Exchange Agreement dated June 5, 1997, by and between the Company and Trefoil Capital Investors II, L.P. and GE Investment Private Placement Partners II, A Limited Partnership.

      The purpose of this letter is to acknowledge and agree that Donaldson, Lufkin & Jenrette Securities Corporation hereby waives any additional fee or other payment to which it may be entitled in connection with the Proposed Transaction pursuant to the Engagement Letter.

                                   Sincerely,

                                   DONALDSON, LUFKIN & JENRETTE
                                   SECURITIES CORPORATION


                                   By:
                                        -------------------------
                                          Martin C. Murrer
                                          Managing Director

                                                       EXHIBIT E


               AMENDMENT NO. 1 TO THE REGISTRATION RIGHTS
               AGREEMENT DATED AS OF JULY 30, 1996, AMONG
               THE GRAND UNION COMPANY, TREFOIL CAPITAL
             INVESTORS II, L.P., AND GE INVESTMENT PRIVATE
             PLACEMENT PARTNERS II, A LIMITED PARTNERSHIP

     Amendment (this "Amendment"), dated as of June 5, 1997, to the Registration Rights Agreement (the "Registration Rights Agreement"), dated as of July 30, 1996, among each of (i) The Grand Union Company, a Delaware corporation (the "Company"), and (ii) Trefoil Capital Investors II, L.P., a Delaware limited partnership ("Trefoil"), and GE Investment Private Placement Partners II, a Limited Partnership, a Delaware limited partnership ("GEI," and together with Trefoil, the "Purchasers"). Capitalized terms used herein without definitions shall have the meanings given them in the Registration Rights Agreement.

     WHEREAS, the Company has entered into an Acceleration and Exchange Agreement, dated as of June 5, 1997 (the "Acceleration

Agreement"), among the Company, Trefoil, and GEI;

     WHEREAS, the Company and the Purchasers desire to amend the Registration Rights Agreement for the purpose of facilitating the transactions contemplated by the Acceleration Agreement;

     NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

     Section 1. Preamble. (a) The second paragraph of the preamble is hereby amended to read as follows:

     "WHEREAS, pursuant to a Stock Purchase Agreement among the Company and the Purchasers (the "Purchase Agreement"), the Company is selling to the purchasers up to 2,000,000 shares of the Company's Class A Convertible Preferred Stock, issuable in denominations of $50 stated value per share, dividends on which may be paid in additional shares of such preferred stock (collectively, the "Class A Preferred Shares"), which Class A Preferred Shares are convertible into shares of the Company's common stock, par value $1.00 per share (the "Common Stock");"

     (b) The Preamble of the Registration Rights Agreement is hereby amended to add a new third paragraph to read as follows:

     "WHEREAS, pursuant to an Acceleration and Exchange Agreement

(the "Acceleration Agreement"), dated as of June 5, 1997, the Company has agreed to issue (i) 800,000 shares of the Company's Class B Convertible Preferred Stock, issuable in denominations of $50 stated value per share, dividends on which may be paid in additional shares of such preferred stock (collectively, the "Class B Preferred Shares," and collectively with the Class A Preferred Shares, the "Preferred Shares"), which Class B Preferred Shares are convertible into shares of Common Stock, and (ii) up to 2,000,000 shares of Common Stock under certain circumstances (such shares of the Common Stock, together with shares of Common Stock into which the Preferred Shares are convertible and shares of Common Stock which may be issued as dividends on the Preferred Shares, the "Common Shares" and, collectively with the Preferred Shares, the "Securities");

     Section 2. Definitions. The definition of the term "Registrable Securities" in Section 1.1 of the Registration Rights Agreement is hereby amended to read as follows:

     ""Registrable Securities" shall mean any Securities issued at any time to any of the Purchasers pursuant to the Purchase Agreement or the Acceleration Agreement and any Securities issued at any time as dividends upon or on conversion of any of the Securities. As to any proposed offer or sale of Registrable Securities, such securities shall cease to be Registrable Securities with respect to such proposed offer or sale when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement or (ii) such securities are permitted to be disposed of pursuant to Rule 144(k) (or any successor provision to such Rule) under the Securities Act as confirmed in a written opinion of counsel to the Company addressed to the Holders, or (iii) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public without registration or qualification under the Securities Act or any state securities or blue sky law then in place.

     Section 3.  Miscellaneous.

          (a) Notices. Any notice under or relating to this Amendment shall be given in writing and shall be deemed sufficiently given when delivered by hand or by conformed facsimile transmission, on the second business day after a writing is consigned (freight prepaid) to a commercial overnight courier, and on the fifth business day after a writing is deposited in the mail, postage and other charges prepaid, addressed as follows:

          Trefoil II:         4444 Lakeside Drive

                              Burbank, California  91505
                              Attention:  Mr. Geoffrey T. Moore
                              Telecopy: (818) 842-3142

          with a copy to:     Fried, Frank, Harris, Shriver &
                              Jacobson
                              350 South Grand Avenue
                              Los Angeles, California 90071
                              Attention:  David K. Robbins, Esq.
                              Telecopy:  (213) 473-2222


          GEI:                GE Investment Management
                              Incorporated
                              3003 Summer Street
                              Stamford, Connecticut  06904
                              Attention:  Michael Pastore, Esq.
                              Telecopy: (203) 326-4177

          with a copy to:     Dewey Ballantine
                              1301 Avenue of the Americas
                              New York, New York 10019
                              Attention:  Sanford W. Morhouse, Esq.
                              Telecopy:  (212) 259-6333

          the Company:        Chief Executive Officer
                              The Grand Union Company

                              201 Willowbrook Boulevard
                              Wayne, NJ  07470-0966
                              Telecopy:  (201) 890-6012

                              with a copy to:     General Counsel
                              The Grand Union Company
                              201 Willowbrook Boulevard
                              Wayne, New Jersey  07470-0966
                              Telecopy: (201) 890-6012

                              and

                              Davis Polk & Wardwell
                              450 Lexington Avenue
                              New York, NY 10017
                              Attn:  William L. Rosoff, Esq.
                              Telecopy:  (212) 450-4800

                              and

                              Fried, Frank, Harris, Shriver &
                              Jacobson
                              350 South Grand Avenue
                              Los Angeles, California 90071
                              Attention:  David K. Robbins, Esq.
                              Telecopy:  (213) 473-2222
                              and

                              Dewey Ballantine
                              1301 Avenue of the Americas
                              New York, New York 10019
                              Attention:  Sanford W. Morhouse, Esq.
                              Telecopy:  (212) 259-6333

or to such other address or facsimile number as either party may, from time to time, designate in a written notice given in like manner.

          (b) Binding Effect. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, and personal representatives.

          (c) Modification. This Amendment may only be modified by a written instrument duly executed by each party hereto.

          (d) Waiver. Any waiver by either party of a breach of any provision of this Amendment shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Amendment. Any waiver of any provision of this Amendment must be in writing.

          (e)  Headings.  The headings to the sections of this

Amendment are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Amendment.

          (f) Separability. If any provision of this Amendment is invalid, illegal or unenforceable, the balance of this Amendment shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

          (g) Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (h) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be fully performed within the State of New York.

          IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Registration Rights Agreement dated as of July 30, 1996 as of the date first written above.

                              TREFOIL CAPITAL INVESTORS II, L.P.
                              By:  Trefoil Investors II, Inc.
                                 its general partner

                              By:
                                 ----------------------------------
                                 Name:  Michael J. McConnell
                                 Title: Vice President



                              GE INVESTMENT PRIVATE PLACEMENT
                              PARTNERS II, A LIMITED PARTNERSHIP

                              By:  GE INVESTMENT MANAGEMENT
                                    INCORPORATED, its general partner


                              By:
                                 ----------------------------------
                                 Name:  Don W. Torey
                                 Title: Executive Vice President



                              THE GRAND UNION COMPANY


                              By:

                                 ----------------------------------
                                 Name:  Jeffrey P. Freimark
                                 Title: Executive Vice President,
                                        Chief Financial Officer and
                                         Chief Administrator Officer


                                                       EXHIBIT F

            THE STANGELAND FAMILY LIMITED PARTNERSHIP
                300 North Lake Avenue, Suite 925
                   Pasadena, California  91101

                                                     June 5, 1997

Trefoil Capital Investors II, L.P.   The Grand Union Company
4444 Lakeside Drive                  201 Willowbrook Boulevard
Burbank, California  91505           Wayne, New Jersey  07470-0966
Attn: Geoffrey T. Moore              Attn: Roger Stangeland

GE Investment Private Placement
  Partners II, A Limited Partnership
c/o GE Investment Management
  Incorporated
3003 Summer Street
Stamford, Connecticut  06904
Attn: Michael Pastore, Esq.

Dear Messrs. Moore, Pastore and Stangeland:

     Reference is made to the Stockholder Agreement (the "Stockholder Agreement"), dated February 25, 1997, among Trefoil Capital Investors II, L.P., a Delaware limited partnership ("Trefoil II"), GE Investment Private Placement Partners II, A Limited Partnership, a Delaware limited partnership ("GEIPPPII" and collectively with Trefoil II, the "Purchasers"), The Stangeland Family Limited Partnership, a California limited partnership, as successor to all of the rights and obligations of Roger Stangeland pursuant to an Addendum to Stockholder Agreement dated March 20, 1997 ("Stangeland") and The Grand Union Company (the "Company"), and to the Acceleration and Exchange Agreement, dated the date hereof, among the Company and the Purchasers (the "Acceleration and Exchange Agreement").

     Stangeland hereby acknowledges that the transactions contemplated by the Acceleration and Exchange Agreement will not create any Tag-Along Rights in favor of Stangeland, individually or collectively, pursuant to Section 2 of the Stockholder Agreement.

                             Very truly yours,

                             THE STANGELAND FAMILY LIMITED PARTNERSHIP,
                                 a California limited partnership

                             By:  THE ROGER AND LILAH STANGELAND
                                  LIVING TRUST
                                  Its:  General Partner

                             By:
                                  -----------------------------
                                  Roger Stangeland, Co-Trustee

                             By:
                                  -----------------------------
                                  Lilah Stangeland, Co-Trustee



                                                                       Exhibit G

                       RATIFICATION AND VOTING AGREEMENT



          RATIFICATION AND VOTING AGREEMENT (the "Agreement"), dated as of June --, 1997, among Trefoil Capital Investors II, L.P., a Delaware limited partnership ("Trefoil II"), GE Investment Private Placement Partners II, A Limited Partnership, a Delaware limited partnership (together with Trefoil II, the

"Purchasers"), and the shareholders of The Grand Union Company, a Delaware corporation (the "Company") named on Schedule I hereto (each, a "Stockholder" and collectively, the "Stockholders").

                                  PREAMBLE


          The Company and the Purchasers are parties to a Stock Purchase Agreement (the "Purchase Agreement"), dated as of July 30, 1996, which provided, among other things, for the acquisition by the Purchasers of shares of the Company's Class A Convertible Preferred Stock (the "Class A Preferred Stock"). A copy of the Purchase Agreement has previously been made available to the Stockholders.

          The Company and the Purchasers are parties to an Acceleration and Exchange Agreement (the "Acceleration and Exchange Agreement"), dated as of June 5, 1997, which provides, among other things, for the acquisition by the Purchasers of shares of the Company's Class B Convertible Preferred Stock (the "Class B Preferred Stock"). A copy of the Acceleration and Exchange Agreement has previously been made available to the Stockholders.

          As of the date hereof, each of the Stockholders named on Schedule I hereto is the beneficial owner of and holds sole voting power with respect to shares of Class A Preferred Stock of the Company entitled to the number of votes, or the number of shares of the common stock of the Company, par value $1.00 per share (the "Common Stock" and, together with the number of votes represented by the shares of Class A Preferred Stock set forth on Schedule I hereto, the "Voting Securities") set forth opposite such Stockholder's name on Schedule I (the "Subject Shares").

          In order to induce the Purchasers to consummate the transactions contemplated by the Acceleration and Exchange Agreement (the "Transactions") and for other good and valuable consideration, each Stockholder agrees to take reasonable steps to facilitate the Transactions and to vote the Subject Shares held by it as contemplated by this Agreement.

          ACCORDINGLY, the parties hereto agree as follows:

          1. Voting in Favor of Acceleration and Exchange Agreement. Each Stockholder agrees to support the Acceleration and Exchange Agreement and the Transactions in any reasonable manner, including by taking any reasonable action requested by the Purchasers; provided, however, that the foregoing shall not be deemed to restrict such Stockholder's ability to transfer or dispose of such Subject Shares. Each Stockholder will vote all of the Subject Shares held by it in favor of the Acceleration and Exchange Agreement and the Transactions, and against any agreement or course of action that would prohibit, delay, interfere with or otherwise be inconsistent with the Acceleration and Exchange Agreement or the Transactions, (a) at any annual or special meeting (or any adjournment or postponement thereof) of the stockholders of the Company at which the Acceleration and Exchange Agreement or the Transactions are submitted to a vote or (b) at the request of the Purchasers, by its written consent.

          2. Granting of Irrevocable Proxy. Upon the request of the Purchasers, each Stockholder will deliver to one or more persons an irrevocable proxy (the "Proxy") with respect to all of the Subject Shares held by it, which such Proxy shall be deemed to be coupled with an interest, to vote all of the Subject Shares held by it in favor of the Acceleration and Exchange Agreement and the Transactions at any annual or special meeting of the stockholders of the Company at which the Acceleration and Exchange Agreement or the Transactions are submitted to a vote in the same manner and with the same effect as if such Stockholder was personally present at such meeting. Any such Proxy shall expire upon the Expiration Date as defined in
Section 5 hereof.

          3. Third Party Offers. Between the date hereof and the Expiration Date, each Stockholder agrees that it shall not directly or indirectly solicit, initiate or encourage inquiries or proposals, or participate in any negotiations leading to any proposal, concerning any transaction involving the Company that would cause the Company to fail to consummate the Transactions or that would otherwise be inconsistent with, violate or breach the terms of this Agreement or the Acceleration and Exchange

Agreement. Each Stockholder will promptly advise the Purchasers of any offers or proposals it may receive relating to any such transaction.

          4. Representations and Warranties of the Stockholder. Each Stockholder hereby severally, not jointly, represents and warrants to each of the Purchasers as follows:

               4.1. The Stockholder is validly existing and in good standing under the laws of the jurisdiction of its organization.

               4.2. The Stockholder is the sole true and lawful record and beneficial owner of the Subject Shares set forth opposite its name on
Schedule I hereto and has all necessary power and authority to enter into this Agreement and to perform such Stockholder's obligations hereunder.

               4.3. None of the Subject Shares owned by any Stockholder other than the Purchasers and the Roger and Lilah Stangeland Family Limited Partnership (the "Stangeland Partnership") is subject to any voting trust or, except pursuant to this Agreement, other agreement or arrangement with respect to the voting of such Subject Shares. None of the Subject Shares owned by the Purchasers or the Stangeland Partnership is subject to any voting trust or, except pursuant to this Agreement, the Stockholders Agreement dated as of February 25, 1997, and the

Addendum thereto, among the Company, the Purchasers and the Stangeland Partnership (the "Stangeland Stockholder Agreement") or the Stockholder Agreement dated as of July 30, 1996 between the Purchasers, as amended (the "Purchasers Stockholder Agreement"), other agreement or arrangement with respect to the voting of such Subject Shares.

               4.4. The execution, delivery and performance of this Agreement by the Stockholder and the consummation by it of the transactions contemplated hereby have been approved by all necessary action on the part of the Stockholder.

               4.5. This Agreement is the legal, valid and binding agreement of the Stockholder.

               4.6. The execution, delivery and performance of this Agreement by the Stockholder does not and will not constitute a violation of, conflict with or result in a default under (a) any contract, understanding or arrangement to which the Stockholder is a party or by which such Stockholder is bound, or require the consent of any other person or any party pursuant thereto, or (b) any judgment, decree or order applicable to the Stockholder.

               4.7. The number of Subject Shares set forth opposite such Stockholder's name on Schedule I hereto are the only Voting Securities of the Company beneficially owned by the

Stockholder and the Stockholder owns no options to purchase or rights to subscribe for or otherwise acquire any other Voting Securities of the Company except for (i) pursuant to the Acceleration and Exchange Agreement, or (ii) certain warrants of the Company issued pursuant to the Warrant Agreement between the Company and American Stock Transfer & Trust Company, dated as of June 15, 1995.

          5.   Termination.  This Agreement shall terminate on the earlier of
(a) the date of the Exchange Closing (as defined in the Acceleration and Exchange Agreement) and (b) the tenth (10th) day following termination of the Acceleration and Exchange Agreement in accordance with its terms (the "Expiration Date").

          6. Remedies. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of the provisions of this Agreement and that, in addition to any other remedy available at law, the obligations of the Stockholder shall be specifically enforceable.

          7.   Miscellaneous.

               7.1. Assignment. This Agreement shall not be assignable by the parties hereto, except by operation of law and except that any Proxy granted pursuant to the terms of this Agreement may be assigned by the Purchasers to any person affiliated with the Purchasers.

               7.2. Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the Purchasers and the Stockholder.

               7.3. Notices. All notices, requests, claims, demands and other communications hereunder shall be given in writing and shall be deemed sufficiently given when delivered by hand or by conformed facsimile transmission, on the second business day after a writing is consigned (freight prepaid) to a commercial overnight courier, and on the fifth business day after a writing is deposited in the mail, postage and other charges prepaid, addressed as follows:

               (a)  If to the Purchasers:

               Trefoil Capital Investors II, L.P.
               c/o Shamrock Capital Advisors, Inc.
               4444 Lakeside Drive
               Burbank, CA  91505
               Attn: Stanley P. Gold, President
               Telecopier No.: (818) 845-9718
               Telephone No.: (818) 845-4444

               and

               GE Investment Private Placement Partners
               II, A Limited Partnership
               3003 Summer Street
               Stamford, CT 06905
               Attn: Michael Pastore
               Telecopier No.: (303) 326-4177
               Telephone No.: (303) 326-2300

               With copies to:

               Fried, Frank, Harris, Shriver & Jacobson
               350 South Grand Avenue, Suite 3200
               Los Angeles, CA  90071
               Attn: David K. Robbins, Esq.
               Telecopier No.: (213) 473-2222
               Telephone No.: (213) 473-2000

               and

               Dewey Ballantine
               1301 Avenue of the Americas
               New York, NY 10019
               Attn: Sanford W. Morhouse, Esq.
               Telecopier No.: (212) 259-6333
               Telephone No.: (212) 259-8000

               With copies to:

               Chief Executive Officer
               The Grand Union Company
               201 Willowbrook Boulevard
               Wayne, NJ 07470-0966
               Telecopier No.:  (201) 890-6012
               Telephone No.:  (201) 890-6000

               and

               Davis Polk &Wardwell
               450 Lexington Avenue
               New York, NY 10017
               Attn: William L. Rosoff, Esq.
               Telecopier No.:  (212) 450-4800
               Telephone No.:  (212) 450-4000


               (b) If to the Stockholder, to the address set forth on Schedule I hereto.

               With copies to:

               Chief Executive Officer
               The Grand Union Company
               201 Willowbrook Boulevard
               Wayne, NJ 07470-0966

               Telecopier No.:
               Telephone No.:  (201) 890-6000

               and

               Fried, Frank, Harris, Shriver & Jacobson
               350 South Grand Avenue, Suite 3200
               Los Angeles, CA  90071
               Attn: David K. Robbins, Esq.
               Telecopier No.: (213) 473-2222
               Telephone No.: (213) 473-2000

               and

               Dewey Ballantine
               1301 Avenue of the Americas
               New York, NY 10019
               Attn: Sanford W. Morhouse, Esq.
               Telecopier No.: (212) 259-6333
               Telephone No.: (212) 259-8000


or to such other address as the Purchasers may have furnished to the Stockholders or a Stockholder may have furnished to the Purchasers, in either case in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

               7.4. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

               7.5. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall continue in full force and effect and shall in no way be affected, impaired or invalidated.

               7.6. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same Agreement.

          IN WITNESS WHEREOF, the Purchasers and the Stockholders have caused this Ratification and Voting Agreement to be duly executed as of the day and year first above written.

                              TREFOIL CAPITAL INVESTORS II, L.P.

                              By:    TREFOIL INVESTORS II, INC.,
                                       its managing general
                                       partner

                              By:
                                 -----------------------------
                                 Name:
                                 Title:

                              GE INVESTMENT PRIVATE PLACEMENT
          PARTNERS II, A LIMITED PARTNERSHIP

                              By:    GE INVESTMENT MANAGEMENT
                                        INCORPORATED, a general
                                        partner



                              By:
                                 ----------------------------
                                 Name:
                                 Title:


          Stockholder's Signature Page to Ratification and Voting
Agreement:

                              ------------------------------
                                         Stockholder



                              By:
                                 --------------------------
                                 Name:
                                 Title:


                                                       SCHEDULE I


                                                       Currently
                                                       Outstanding
                                     Number of         Voting
                                     Voting            Securities
  Name and Address of                Securities        of the
  Stockholder                        Held              Company


  Trefoil Capital Investors II,      7,035,994         28.74%
  L.P.
  c/o Shamrock Capital Advisors,
  Inc.
  4444 Lakeside Drive
  Burbank, CA  91505

  GE Investment Private              7,035,994         28.74%
  Placement Partners
  II, A Limited Partnership
  3003 Summer Street
  Stamford, CT 06905